Grant #2002- IXXX

SMARTE SOLUTIONS, INC.

2002 STOCK INCENTIVE PLAN

REVERSE VESTING STOCK OPTION AGREEMENT

Unless otherwise defined herein, the terms defined in the Plan shall have the same defined meanings in this Option Agreement.

I.

NOTICE OF STOCK OPTION GRANT

EMPLOYEE SAMPLE

<address>

The undersigned Optionee has been granted an Option to purchase Common Stock of the Company, subject to the terms and conditions of the Plan and this Option Agreement, as follows:

Date of Grant

<date>

Vesting Commencement Date

<date>

Exercise Price per Share

$x

Total Number of Shares Granted

y

Total Exercise Price

$x*y

Type of Option:

X

Incentive Stock Option

Nonstatutory Stock Option

Term/Expiration Date:

Tenth Anniversary of Date of Grant

Vesting Schedule:  One-fourth (1/4th) of the Shares subject to the Option shall vest on the first anniversary of the Vesting Commencement Date and an additional one-forty-eighth (1/48th) of the Shares subject to the Option shall vest on the first day of each full month thereafter until all the Shares are vested, subject to Optionee’s continuing to be a Service Provider on such dates.

Termination Period:  This Option shall be exercisable for 90 days after Optionee ceases to be a Service Provider.  Upon Optionee’s death or disability, this Option may be exercised for such longer period as provided in the Plan.  In no event may Optionee exercise this Option after the Term/Expiration Date as provided above.

II.

AGREEMENT

1.

Grant of Option.  The Administrator of the Plan hereby grants to the Optionee named in the Notice of Grant (the “Optionee”), an option (the “Option”) to purchase the number of Shares set forth in the Notice of Grant, at the exercise price per Share set forth in the Notice of Grant (the “Exercise Price”), and subject to the terms and conditions of the Plan, which is incorporated herein by reference.  Subject to Section 15(c) of the Plan, in the event of a conflict between the terms and conditions of the Plan and this Option Agreement, the terms and conditions of the Plan shall prevail.

If designated in the Notice of Grant as an Incentive Stock Option (“ISO”), this Option is intended to qualify as an Incentive Stock Option as defined in Section 422 of the Code.  Nevertheless, to the extent that it exceeds the $100,000 rule of Code Section 422(d), this Option shall be treated as a Nonstatutory Stock Option (“NSO”).

2.

Exercise of Option.

(a)

Right to Exercise.  This Option shall be exercisable during its Term for up to 100% of the Shares at any time after the Date of Grant and in accordance with the applicable provisions of the Plan and this Option Agreement.

(b)

Method of Exercise.  This Option shall be exercisable by delivery of an exercise notice in the form attached as Exhibit A (the “Exercise Notice”) which shall state the election to exercise the Option, the number of Shares with respect to which the Option is being exercised (the “Exercised Shares”), and such other representations and agreements as may be required by the Company. The Exercise Notice shall be accompanied by payment of the aggregate Exercise Price as to all Exercised Shares.  This Option shall be deemed to be exercised upon receipt by the Company of such fully executed Exercise Notice accompanied by the aggregate Exercise Price.

No Shares shall be issued pursuant to the exercise of this Option unless such issuance and such exercise complies with Applicable Laws.  Assuming such compliance, for income tax purposes the Shares shall be considered transferred to the Optionee on the date on which the Option is exercised with respect to such Shares.

(c)

Issuance of Option Shares.  Provided that the Exercise Notice and payment are in form and substance satisfactory to counsel for the Company, the Company shall issue the Shares registered in the name of Optionee, Optionee’s authorized assignee, or Optionee’s legal representative, and shall deposit certificates representing the Shares with the appropriate legends affixed thereto in escrow in accordance with Section 7.

3.

Optionee’s Representations.  In the event the Shares have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), at the time this Option is exercised, the Optionee shall, if required by the Company, concurrently with the exercise of all or any portion of this Option, deliver to the Company his or her Investment Representation Statement.

4.

Lock-Up Period.  Optionee hereby agrees that, if so requested by the Company or any representative of the underwriters (the “Managing Underwriter”) in connection with any registration of the offering of any securities of the Company under the Securities Act, Optionee shall not sell or otherwise transfer any Shares or other securities of the Company during the 180-day period (or such other period as may be requested in writing by the Managing Underwriter and agreed to in writing by the Company) (the “Market Standoff Period”) following the effective date of a registration statement of the Company filed under the Securities Act.  Such restriction shall apply only  to the first registration statement of the Company to become effective under the Securities Act that includes securities to be sold on behalf of the Company to the public in an underwritten public offering under the Securities Act.  The Company may impose stop-transfer instructions with respect to securities subject to the foregoing restrictions until the end of such Market Standoff Period.

5.

Method of Payment.  Payment of the aggregate Exercise Price shall be by any of the following, or a combination thereof, at the election of the Optionee:

(a)

cash or check;

(b)

consideration received by the Company under a formal cashless exercise program adopted by the Company in connection with the Plan; or

(c)

surrender of other Shares which, (i) in the case of Shares acquired upon exercise of an option, have been owned by the Optionee for more than six (6) months on the date of surrender, and (ii) have a Fair Market Value on the date of surrender equal to the aggregate Exercise Price of the Exercised Shares.

6.

Restrictions on Exercise.  This Option may not be exercised until such time as the Plan has been approved by the stockholders of the Company, or if the issuance of such Shares upon such exercise or the method of payment of consideration for such shares would constitute a violation of any Applicable Law.

7.

Right of Repurchase.

(a)

Scope of Repurchase Right. Unless they have become vested in accordance with the Notice of Grant and Section 7(c) below, the Option Shares acquired under this Agreement initially shall be restricted (the “Restricted Shares”) and shall be subject to a right (but not an obligation) of repurchase by the Company (the “Right of Repurchase”). Optionee shall not transfer, assign, encumber or otherwise dispose of any Restricted Shares, except as provided in the following sentence. Optionee may transfer Restricted Shares (i) by beneficiary designation, will or intestate succession, (ii) to Optionee’s spouse, children or grandchildren or (iii) to a trust established by Optionee for the benefit of Optionee or Optionee’s spouse, children or grandchildren (each, a “Transferee”), provided that any Transferee agrees in writing on a form prescribed by the Company to be bound by all provisions of this Agreement. If Optionee transfers any Restricted Shares, then this Section 7 shall apply to the Transferee to the same extent as to Optionee.

(b)

Condition Precedent to Exercise. The Right of Repurchase shall be exercisable with respect to any Restricted Shares only during the 60-day period next following the later of:

(i)

The date when Optionee’s Service ceases to be a Service Provider for any reason, with or without cause, including (without limitation) death or disability; or

(ii)

The date when such Restricted Shares were purchased by Optionee, the executors or administrators of Optionee’s estate or any person who has acquired this option directly from Optionee by bequest, inheritance or beneficiary designation.

(c)

Lapse of Repurchase Right. The Right of Repurchase shall lapse with respect to the Shares in accordance with the vesting schedule set forth in the Notice of Grant. In addition, the Right of Repurchase shall lapse and all of the remaining Restricted Shares shall become vested if the Options are subject to full vesting pursuant to a merger or asset sale as contemplated in Section 13(c) of the Plan before Optionee’s duties as a Service Provider terminate.

(d)

Repurchase Cost.  If the Company exercises the Right of Repurchase, it shall pay Optionee an amount equal to the Exercise Price for each of the Restricted Shares being repurchased.

(e)

Exercise of Repurchase Right. The Right of Repurchase shall be exercisable only by written notice delivered to Optionee prior to the expiration of the 60-day period specified in Section 7(b) above. The notice shall set forth the date on which the repurchase is to be effected. Such date shall not be more than thirty (30) days after the date of the notice. The certificate(s) representing the Restricted Shares to be repurchased shall, prior to the close of business on the date specified for the repurchase, be delivered to the Company properly endorsed for transfer. The Company shall, concurrently with the receipt of such certificate(s), pay to Optionee the purchase price determined according to Section 7(d) above. Payment shall be made in cash or cash equivalents or other form of payment acceptable to the Board of Directors. The Right of Repurchase shall terminate with respect to any Restricted Shares for which it has not been timely exercised pursuant to this Section 7(e).

(f)

Additional Shares or Substituted Securities. In the event of the declaration of a stock dividend, the declaration of an extraordinary dividend payable in a form other than stock, a spin-off, a stock split, an adjustment in conversion ratio, a recapitalization or a similar transaction affecting the Company’s outstanding securities without receipt of consideration, any new, substituted or additional securities or other property (including money paid other than as an ordinary cash dividend) which are by reason of such transaction distributed with respect to any Restricted Shares or into which such Restricted Shares thereby become convertible shall immediately be subject to the Right of Repurchase. Appropriate adjustments to reflect the distribution of such securities or property shall be made to the number and/or class of the Restricted Shares. Appropriate adjustments shall also, after each such transaction, be made to the price per share to be paid upon the exercise of the Right of Repurchase in order to reflect any change in the Company’s outstanding securities effected without receipt of consideration therefor; provided, however, that the aggregate purchase price payable for the Restricted Shares shall remain the same.

(g)

Termination of Rights as Stockholder. If the Company makes available, at the time and place and in the amount and form provided in this Agreement, the consideration for the Restricted Shares to be repurchased in accordance with this Section 7, then after such time the person from whom such Restricted Shares are to be repurchased shall no longer have any rights as a holder of such Restricted Shares (other than the right to receive payment of such consideration in accordance with this Agreement). Such Restricted Shares shall be deemed to have been repurchased in accordance with the applicable provisions hereof, whether or not the certificate(s) therefor have been delivered as required by this Agreement.

(h)

Escrow. Upon issuance, the certificates for Restricted Shares shall be deposited in escrow with the Company to be held in accordance with the provisions of this Agreement. Any new, substituted or additional securities or other property described in Section 7(f) above shall immediately be delivered to the Company to be held in escrow, but only to the extent the Shares are at the time Restricted Shares. All regular cash dividends on Restricted Shares (or other securities at the time held in escrow) shall be paid directly to Optionee and shall not be held in escrow. Restricted Shares, together with any other assets or securities held in escrow hereunder, shall be (i) surrendered to the Company for repurchase and cancellation upon the Company’s exercise of its Right of Repurchase or Right of First Refusal or (ii) released to Optionee upon Optionee’s request to the extent the Shares are no longer Restricted Shares (but not more frequently than once every twelve (12) months). In any event, all Shares which have vested (and any other vested assets and securities attributable thereto) shall be released within sixty (60) days after the earlier of (i) Optionee’s cessation of Service or (ii) the lapse of the Right of First Refusal.

8.

Non-Transferability of Option.  This Option may not be transferred in any manner otherwise than by will or by the laws of descent or distribution and may be exercised during the lifetime of Optionee only by Optionee.  The terms of the Plan and this Option Agreement shall be binding upon the executors, administrators, heirs, successors and assigns of the Optionee.

9.

Term of Option.  This Option may be exercised only within the term set out in the Notice of Grant, and may be exercised during such term only in accordance with the Plan and the terms of this Option Agreement.

10.

Tax Consequences.  Set forth below is a brief summary as of the date of this Option of some of the federal tax consequences of exercise of this Option and disposition of the Shares.  THIS SUMMARY IS NECESSARILY INCOMPLETE, AND THE TAX LAWS AND REGULATIONS ARE SUBJECT TO CHANGE.  THE OPTIONEE SHOULD CONSULT A TAX ADVISER BEFORE EXERCISING THIS OPTION OR DISPOSING OF THE SHARES.

(a)

Exercise of ISO.  If this Option qualifies as an ISO, there will be no regular federal income tax liability upon the exercise of the Option, although the excess, if any, of the Fair Market Value of the Shares on the date of exercise over the Exercise Price will be treated as an adjustment to the alternative minimum tax for federal tax purposes and may subject the Optionee to the alternative minimum tax in the year of exercise.  The U.S. Treasury Department has proposed regulations that, if adopted as final regulations, would cause the excess, if any, of the Fair Market Value of the Shares on the date of exercise over the Exercise Price to be subjected to payroll tax liability in the year of exercise.

(b)

Exercise of ISO Following Disability.  If the Optionee ceases to be an Employee as a result of a disability that is not a total and permanent disability as defined in Section 22(e)(3) of the Code, to the extent permitted on the date of termination, the Optionee must exercise an ISO within three months of such termination for the ISO to be qualified as an ISO.

(c)

Exercise of NSO.  There may be a regular federal income tax liability upon the exercise of an NSO.  The Optionee will be treated as having received compensation income (taxable at ordinary income tax rates) equal to the excess, if any, of the Fair Market Value of the Shares on the date of exercise over the Exercise Price.  If Optionee is an Employee or a former Employee, the Company will be required to withhold from Optionee’s compensation or collect from Optionee and pay to the applicable taxing authorities an amount in cash equal to a percentage of this compensation income at the time of exercise, and may refuse to honor the exercise and refuse to deliver Shares if such withholding amounts are not delivered at the time of exercise.

(d)

Disposition of Shares.  In the case of an NSO, if Shares are held for at least one year, any gain realized on disposition of the Shares will be treated as long-term capital gain for federal income tax purposes.  In the case of an ISO, if Shares transferred pursuant to the Option are held for at least one year after exercise and for at least two years after the Date of Grant, any gain realized on disposition of the Shares will also be treated as long-term capital gain for federal income tax purposes.  If Shares purchased under an ISO are disposed of within one year after exercise or two years after the Date of Grant, any gain realized on such disposition will be treated as compensation income (taxable at ordinary income rates) to the extent of the difference between the Exercise Price and the lesser of (1) the Fair Market Value of the Shares on the date of exercise, or (2) the sale price of the Shares.  Any additional gain will be taxed as capital gain, short-term or long-term depending on the period that the ISO Shares were held.

(e)

Notice of Disqualifying Disposition of ISO Shares.  If the Option granted to Optionee herein is an ISO, and if Optionee sells or otherwise disposes of any of the Shares acquired pursuant to the ISO on or before the later of (1) the date two years after the Date of Grant, or (2) the date one year after the date of exercise, the Optionee shall immediately notify the Company in writing of such disposition.  Optionee agrees that Optionee may be subject to income tax withholding by the Company on the compensation income recognized by the Optionee.

11.

Entire Agreement; Governing Law.  The Plan is incorporated herein by reference.  The Plan and this Option Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Optionee with respect to the subject matter hereof, and may not be modified adversely to the Optionee’s interest except by means of a writing signed by the Company and Optionee.  This agreement is governed by the internal substantive laws but not the choice of law rules of the State of Delaware.

12.

No Guarantee of Continued Service.  OPTIONEE ACKNOWLEDGES AND AGREES THAT THE VESTING OF SHARES PURSUANT TO THE VESTING SCHEDULE HEREOF IS EARNED ONLY BY CONTINUING AS A SERVICE PROVIDER AT THE WILL OF THE COMPANY (NOT THROUGH THE ACT OF BEING HIRED, BEING GRANTED THIS OPTION OR ACQUIRING SHARES HEREUNDER).  OPTIONEE FURTHER ACKNOWLEDGES AND AGREES THAT THIS AGREEMENT, THE TRANSACTIONS CONTEMPLATED HEREUNDER AND THE VESTING SCHEDULE SET FORTH HEREIN DO NOT CONSTITUTE AN EXPRESS OR IMPLIED PROMISE OF CONTINUED ENGAGEMENT AS A SERVICE PROVIDER FOR THE VESTING PERIOD, FOR ANY PERIOD, OR AT ALL, AND SHALL NOT INTERFERE IN ANY WAY WITH OPTIONEE’S RIGHT OR THE COMPANY’S RIGHT TO TERMINATE OPTIONEE’S RELATIONSHIP AS A SERVICE PROVIDER AT ANY TIME, WITH OR WITHOUT CAUSE.

13.

Optionee acknowledges receipt of a copy of the Plan and represents that he or she is familiar with the terms and provisions thereof, and hereby accepts this Option subject to all of the terms and provisions thereof.  Optionee has reviewed the Plan and this Option in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Option and fully understands all provisions of the Option.  Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Administrator upon any questions arising under the Plan or this Option.  Optionee further agrees to notify the Company upon any change in the residence address indicated below.

SMARTE SOLUTIONS, INC.

OPTIONEE

By:

Name:

(Signature)

Title

S-1

SCHEDULE OF OPTION GRANTS

Optionee	Option Type	Granted Options	Outstanding Options	Option Price
Shapiro, Michael	NSO	200,000	0	$0.05
Dye, Thomas	NSO	200,000	0	$0.05
Murphy, Kenneth W.	NSO	250,000	0	$0.05
Webber, Neil	NSO	50,000	0	$0.05
Wall, Craig J.	NSO	67,500	0	$0.05
Taylor, Lewis A. III	NSO	67,500	0	$0.05
Bernard Group	NSO	20,000	0	$0.05
Rodgers, Kelly	NSO	40,000	0	$0.05
Tatum CFO	NSO	5,000	0	$0.05
Lynch, Jack	NSO	150,000	0	$0.05
Kotwas, Matt	NSO	100,000	0	$0.05
Anderson, Rick	NSO	25,000	0	$0.05
Kearns, Terry	NSO	40,000	0	$0.05
Lall, Sanjay	NSO	30,000	0	$0.05
Mahajan, Vijay	NSO	20,000	0	$0.05
Seges Consultants, Inc.	NSO	6,000	0	$0.05
Virutal CFO	NSO	5,000	0	$0.05
Vishwanath, Bala	ISO	150,000	12,500	$0.05
Shapiro, Michael	ISO	450,000	0	$0.05
Eshelman, Mark	ISO	150,000	150,000	$0.05
Apt, Ira	NSO	7,500	0	$0.05
O’Brien, Shawn	ISO	85,000	35,000	$0.05
Eshelman, John	ISO	40,000	0	$0.05
Veeramani, Uma	ISO	50,000	0	$0.05
Saraff, Surya	ISO	50,000	20,000	$0.05
Thomas, Brooke	ISO	40,000	0	$0.05
Lane, Penny	ISO	200,000	0	$0.05
Barger, Jim	ISO	80,000	0	$0.05
Mantz, Brian	ISO	100,000	100,000	$0.05
Porbandarwala, Nimesh	ISO	75,000	75,000	$0.05
Roberts, James	ISO	100,000	50,000	$0.05
McKeand, Kevin	NSO	30,000	0	$0.05
Mardaga, William Jeffrey	NSO	75,000	0	$0.05
Eshelman, Michael	NSO	75,000	0	$0.05
Eshelman, John	ISO	30,000	0	$0.05
Kotwas, Matt	NSO	25,000	0	$0.05
Adams, Anthony	ISO	40,000	0	$0.05
McAllister, Scott	NSO	35,000	0	$0.05
Maples, Michael J.	NSO	50,000	0	$0.05
Commagere, Blake	ISO	40,000	0	$0.05
Eshelman, Michael	NSO	33,000	0	$0.05
Parrish, Jason	ISO	753,480	0	$0.05
Parrish, Jason	ISO	150,000	0	$0.05
Guyton, Ben	ISO	20,000	0	$0.05
Vishwanath, Bala	ISO	150,000	121,875	$0.05
Gullapalli, Neelima	ISO	60,000	0	$0.05
Enright, Todd	ISO	150,000	150,000	$0.05
Eshelman, Mark	ISO	150,000	150,000	$0.05
Porbandarwala, Nimesh	ISO	75,000	75,000	$0.05
Cowie, Nigel	NSO	75,000	0	$0.05
Humphrey, Michael	ISO	300,000	31,250	$0.05
Valentino, David	ISO	125,000	0	$0.05
Guyton, Ben	ISO	10,000	0	$0.05
Gullapalli, Neelima	ISO	10,000	0	$0.05
Vishwanath, Bala	ISO	170,000	148,750	$0.05
Thomas, Brooke	ISO	10,000	0	$0.05
Virtual CFO	NSO	5,000	5,000	$0.05
Clarke, Anthony	NSO	50,000	50,000	$0.05
Deighton, Richard	NSO	75,000	75,000	$0.05
Mantz, Brian	ISO	15,000	15,000	$0.05
Roberts, James	ISO	10,000	625	$0.05
Gottlieb, Jerry	ISO	500,000	500,000	$0.05
Murphy, Kenneth	NSO	100,000	100,000	$0.05
Eshelman, Mark	ISO	170,000	170,000	$0.05
O'Brien, Shawn	ISO	20,000	20,000	$0.05
Saraff, Surya	ISO	20,000	20,000	$0.05
Enright, Todd	ISO	200,000	200,000	$0.05
Veeramani, Uma	ISO	20,000	20,000	$0.05
Jason, Parrish	NSO	280,000	58,334	$0.05
Ford, John	ISO	125,000	0	$0.05
Malmstedt, David	ISO	150,000	0	$0.05
Agrawal, Puru	ISO	30,000	0	$0.05
Gere, Wes	ISO	30,000	0	$0.05
Pham, Trieu	ISO	30,000	0	$0.05
Moreland, Steve	NSO	25,000	25,000	$0.05
TOTAL		7,349,980	2,378,334